SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)        May 1, 1995
                                                 -------------------------------



                              U.S. INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                  1-13736                      223369326
(State or other jurisdiction     (Commission                 (I.R.S. Employer
    of incorporation)               File No.)              Identification No.)



                              101 Wood Avenue South
                            Iselin, New Jersey 08830
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (908) 767-0700








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                          Exhibit Index on Page 5

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Deloitte & Touche LLP ("D&T") were the predecessor auditors of certain of the subsidiaries of U.S. Industries, Inc. (the "Company") that were transferred to the Company by Hanson PLC pursuant to transactions consummated on May 31, 1995 and June 5, 1995 (collectively, the "Demerger"). In connection with the Demerger, the Company decided to dismiss D&T as auditors of such subsidiaries, the Automotive Group Companies ("Automotive"). The "Effective Date of Dismissal" is considered to have been May 1, 1995.

         D&T's reports on Automotive's financial statements during the two most recent fiscal years prior to the Effective Date of Dismissal contained no adverse opinion or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change accountants was ratified by the Audit Committee of the Company's Board of Directors.

         During the two most recent fiscal years prior to the Effective Date of Dismissal and all subsequent interim periods preceding the date hereof, there were no disagreements between the Company or Automotive and D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the subject matter of disagreement in connection with D&T's reports.

         D&T has furnished the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating that D&T agrees with the statements made by the Company in paragraphs 1, 2, 4 and 5 of this
         Item 4(a). A copy of the letter from D&T to the Commission is filed as
         Exhibit 16 hereto.

(b) Effective May 1, 1995 (the "Effective Date of Engagement"), Automotive engaged Price Waterhouse, LLP ("PW") as its certifying accountants. The Company's principal certifying accountants, Ernst & Young, LLP, will rely on the report of PW in its audits of the Company's financial statements.

         During the two most recent fiscal years prior to the Effective Date of Engagement and all subsequent interim periods preceding the date hereof, neither Automotive nor



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         the Company has consulted PW regarding any matters or events as set forth in Item 304(a)(2) of Regulation S-K.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

(c) Exhibits. A letter from Deloitte and Touche LLP to the Commission dated March 17, 1997 has been filed as Exhibit 16 to this Current Report.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               U.S. INDUSTRIES, INC.


Dated:  March 19, 1997                         By:  /s/ Frank R. Reilly
                                                    __________________________
                                               Name:    Frank R. Reilly
                                               Title:   Senior Vice President
                                                        and Chief Financial
                                                        Officer (Principal
                                                        Financial Officer)



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                              EXHIBIT INDEX



Exhibit No.                                 Exhibit


16                     Letter of Deloitte & Touche LLP dated March 17, 1997



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